UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22551

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2023

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  November 30, 2023 | NYSE Symbol MMD
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Shifting interest rates and inflationary expectations produced high levels of market volatility, seen in the changing yields and prices for various sectors of the bond market during the six-month reporting period ended November 30, 2023. While long-term Treasury securities lost ground, shorter-term U.S. government securities generally posted gains, as did most municipal and corporate bonds.
For much of the reporting period, the federal funds rate set by U.S. Federal Reserve (the “Fed”) stood at 5.25%–5.50%, the highest level since 2008. Inflation hovered between 3.0% and 3.7%, down substantially from the June 2022 peak of 9.1%, but still well above the Fed target of 2.0%. Although economic growth remained surprisingly robust, supported by high levels of employment and consumer spending, few if any further rate increases were expected. In fact, by the end of the reporting period, the market began pricing in rate cuts for 2024. In response, the yield on the 10-year U.S. Treasury bond, which rose from June through September, dipped from a high of over 4.9% in mid-October 2023 to 4.3% as of November 30, 2023, but stayed above the 4.0% level. While short-term yields also declined, the yield curve remained inverted, meaning that short-term yields continued to exceed long-term yields, with the two-year Treasury yield ending the reporting period at 4.7%.
The municipal market generally responded to Treasury yield trends. Municipal bond prices rose modestly during the first two months of the reporting period, and then declined into negative territory as yields rose from August through mid-October 2023. In late October, bond prices began rising as yields fell, with prices continuing to gain ground in November, posting their strongest monthly performance for more than four decades. Municipal bonds also benefited late in the reporting period from apparently favorable supply and demand dynamics. Longer-term, more interest-rate-sensitive issues outperformed, as did lower-credit-rated instruments. Top-performing sectors included hospitals and housing, while on a geographic basis, Puerto Rico credits led returns.
Despite increasing expectations for Fed rate cuts in 2024, statements from the central bank continue to insist that the path forward remains uncertain, with future actions dependent on emergent economic data. Whether the Fed can reach its inflation target without driving the economy into recession remains to be seen. Nevertheless, a generally more favorable fixed-income outlook is likely to stand the municipal sector in good stead. MainStay MacKay DefinedTerm Municipal Opportunities Fund remains dedicated to identifying relative value across the municipal bond market through its opportunistic, actively managed investment approach, seeking attractive, generally tax-exempt monthly distributions and total return. The management team’s deep experience and relationships within the municipal bond industry exemplifies the multi-boutique investment philosophy that sets New York Life Investments apart.
Thank you for trusting us to help meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and Statistics (Unaudited)
Performance data quoted represents past performance of Common shares of the Fund. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate. For performance information current to the most recent month-end, please visit newyorklifeinvestments.com/mmd.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the sale of Fund shares.
Average Annual Total Returns for the Period-Ended November 30, 2023*
	Six Months[1]	One Year	Five Years	Ten Years
Net Asset Value (“NAV”)[2]	1.15%	4.25%	1.79%	5.66%
Market Price[2]	(4.88)	(1.54)	0.87	6.21
Bloomberg Municipal Bond Index[3]	2.29	4.28	2.03	2.77
Morningstar Muni National Long Category Average[4]	2.16	4.02	1.36	3.78

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	Total returns assume dividends and capital gains distributions are reinvested.
3.	The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
4.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

Fund Statistics as of November 30, 2023 (Unaudited)
NYSE Symbol	MMD	Premium/Discount [1]	(5.91)%
CUSIP	56064K100	Total Net Assets (millions)	$468.0
Inception Date	6/26/2012	Total Managed Assets (millions)[2]	$661.2
Market Price	$15.77	Leverage [3]	28.81%
NAV	$16.76	Percent of AMT Bonds[4]	20.69%

1.	Premium/Discount is the percentage (%) difference between the market price and the NAV. When the market price exceeds the NAV, the Fund is trading at a premium. When the market price is less than the NAV, the Fund is trading at a discount.
2.	“Managed Assets” is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
3.	Leverage is based on the use of proceeds received from tender option bond transactions, issuance of Preferred shares, funds borrowed from banks or other institutions or derivative transactions, expressed as a percentage of Managed Assets.
4.	Alternative Minimum Tax (“AMT”) is a separate tax computation under the Internal Revenue Code that, in effect, eliminates many deductions and credits and creates a tax liability for an individual who would otherwise pay little or no tax, expressed as a percentage of Managed Assets.

Portfolio Composition as of November 30, 2023†(Unaudited)
Illinois	17.3%
New York	14.7
California	10.4
Puerto Rico[1]	8.2
Florida	6.8
Texas	6.7
Pennsylvania	5.6
Utah	3.6
New Jersey	3.4
Nevada	3.1
U.S. Virgin Islands	2.4
Massachusetts	2.4
Virginia	2.3
South Carolina	2.1
Michigan	2.0
Washington	1.1%
Kentucky	0.9
Wisconsin	0.9
West Virginia	0.7
New Hampshire	0.7
Colorado	0.7
Georgia	0.5
District of Columbia	0.4
Nebraska	0.4
Arizona	0.2
North Carolina	0.1
Other Assets, Less Liabilities	2.4
100.0%
†	As a percentage of Managed Assets.
1.	As of November 30, 2023, 54.5% of the Puerto Rico municipal securities held by the Fund were insured and all bonds continue to pay full principal and interest.
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

6	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Top Ten Holdings and/or Issuers Held as of November 30, 2023 (excluding short-term investments)# (Unaudited)
1.	Chicago O'Hare International Airport, 5.25%, due 1/1/45 (a)
2.	Metropolitan Transportation Authority, 5.00%-5.25%, due 11/15/45–11/15/56
3.	Pennsylvania Economic Development Financing Authority, 5.75%-6.00%, due 7/1/53–12/31/62 (a)
4.	Orange County Convention Center, 4.00%, due 10/1/33
5.	City of Chicago, 5.00%-6.00%, due 1/1/27–1/1/49
6.	Puerto Rico Sales Tax Financing Corp., 4.55%-5.00%, due 7/1/40–7/1/58
7.	City of Salt Lake, 5.00%, due 7/1/47
8.	Chicago Board of Education, 5.75%-7.00%, due 4/1/34–12/1/46
9.	Triborough Bridge & Tunnel Authority, 5.00%-5.50%, due 5/15/47–5/15/63
10.	Los Angeles Water and Power Department, 5.00%, due 7/1/48

#	Some of these holdings have been transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(a)	Municipal security may feature credit enhancements, such as bond insurance.

Credit Quality as of November 30, 2023^ (Unaudited)
^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, John Lawlor and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay DefinedTerm Municipal Opportunities Fund perform relative to its benchmark and peer group during the six months ended November 30, 2023?
For the six months ended November 30, 2023, MainStay MacKay DefinedTerm Municipal Opportunities Fund returned 1.15% based on net asset value applicable to Common shares and −4.88% based on market price. At net asset value and at market price, the Fund underperformed the 2.29% return of its benchmark, the Bloomberg Municipal Bond Index (the “Index”). At net asset value and at market price, the Fund underperformed, the 2.16% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the Index, in part due to security selection. Across the credit spectrum, underweight allocation to, and security selection among, AA-rated2 credits detracted from relative returns. From a geographic perspective, overweight allocation to, and security selection among, Puerto Rico bonds made positive contributions to relative returns, while underweight allocation to credits from Texas offset some of those gains. (Contributions take weightings and total returns into account.) In addition, security selection among bonds on the short end of the yield curve3 weighed on a relative basis. Finally, the Fund’s overweight exposure to bonds with coupons of 6% detracted from relative returns.
How was the Fund’s leverage strategy implemented during the reporting period?
During the reporting period, the Fund's leverage decreased to 28.81%. This decrease was primarily due to repositioning of the portfolio and market volatility impacting the Fund's market value. The Fund continued to exit positions in names that no longer represented spread tightening4 opportunities. In addition, the Fund has focused its reinvestments on more liquid bonds and structures with potential spread tightening characteristics.
What was the Fund’s duration5 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to take a duration-neutral posture in the Fund relative to the Index. As of the end of the reporting period, the Fund's modified duration to worst6 was 5.93 years compared to 5.93 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight allocation to the special tax sector contributed positively to the Fund’s return relative to the Index, as did security selection within the tobacco sector. Conversely, an overweight allocation to the electric sector detracted most significantly. In addition, underweight allocations to the IDR/PCR and hospital sectors further weighed on a relative basis.
How did the Fund’s market segments change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. At the margin, we increased the Fund’s exposure to the leasing and local general obligation sectors during the reporting period. In addition, we increased the Fund’s credit exposure to A-rated7 bonds. Furthermore, we increased the Fund’s state exposure to Virginia. Conversely, we decreased the Fund’s exposure to the industrial development revenue and electric sectors, as well as credit exposure to BBB-rated8 bonds and state exposure to Guam.

1.	See "Investment and Performance Comparison" for more information on Fund returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P’) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
7.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
8	MainStay MacKay DefinedTerm Municipal Opportunities Fund

How was the Fund positioned at the end of the reporting period?
As of November 30, 2023, the Fund remained overweight to the long end of the yield curve, where municipal yields were more attractive. In addition, the Fund held overweight exposure to the special tax and transportation sectors. Across states, the Fund held overweight exposure to bonds from Illinois and Puerto Rico. From a credit perspective, the Fund held overweight exposure to non-investment-grade bonds, as well as non-rated bonds not held in the Index. As of the same date, the Fund held underweight exposure to the state general obligation, local general obligation and hospital sectors, as well as AAA-rated9 credits and holdings from the state of California.
9.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Portfolio of Investments November 30, 2023† (Unaudited)
	Principal Amount	Value
Municipal Bonds 137.7%
Arizona 0.3% (0.2% of Managed Assets)
Industrial Development Authority of the City of Phoenix (The), Espiritu Community Development Corp., Revenue Bonds
Series A
6.25%, due 7/1/36	$ 1,655,000	$ 1,545,664
California 14.7% (10.4% of Managed Assets)
Calexico Unified School District, Election of 2020, Unlimited General Obligation
Insured: BAM
3.00%, due 8/1/52	3,600,000	2,575,379
California Municipal Finance Authority, LAX Integrated Express Solutions LLC, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/31/43 (a)	5,500,000	5,552,332
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds
4.00%, due 7/15/29 (a)	2,305,000	2,231,940
Los Angeles Water and Power Department, Water System, Revenue Bonds
Series A
5.00%, due 7/1/48 (b)	15,000,000	15,720,509
Regents of the University of California Medical Center Pooled, Revenue Bonds
Series P
5.00%, due 5/15/47	1,220,000	1,326,576
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/52	6,000,000	6,557,490
San Diego County Regional Airport Authority, Revenue Bonds
Series A
5.00%, due 7/1/56 (b)	5,500,000	5,835,884
Series B
5.00%, due 7/1/46 (a)	3,250,000	3,356,489
Series B
5.00%, due 7/1/51 (a)	2,705,000	2,773,213
	Principal Amount	Value
California
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series B
5.00%, due 5/1/46 (a)(b)	$ 9,500,000	$ 9,530,631
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series C
5.00%, due 5/1/33 (a)	3,000,000	3,344,496
Trustees of the California State University, Systemwide, Revenue Bonds
Series A
5.25%, due 11/1/53 (b)	8,780,000	9,817,513
		68,622,452
Colorado 1.0% (0.7% of Managed Assets)
Copper Ridge Metropolitan District, Revenue Bonds
5.00%, due 12/1/39	3,950,000	3,654,541
Sterling Ranch Community Authority Board, Metropolitan District No. 2, Revenue Bonds
Series A
4.25%, due 12/1/50	1,000,000	835,095
		4,489,636
District of Columbia 0.6% (0.4% of Managed Assets)
Metropolitan Washington Airports Authority, Dulles Toll Road, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41 (c)	2,400,000	2,632,332
Florida 9.6% (6.8% of Managed Assets)
City of Miami Beach, Unlimited General Obligation
4.00%, due 5/1/49	10,000,000	9,629,435
County of Broward, Airport System, Revenue Bonds
Series 2017
5.00%, due 10/1/42 (a)	4,500,000	4,596,717
County of Broward, Convention Center Expansion Project, Revenue Bonds
4.00%, due 9/1/51	3,500,000	3,249,477
Insured: BAM
4.00%, due 9/1/51	2,750,000	2,553,160

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
Florida (continued)
Orange County Convention Center, Revenue Bonds
Series B
4.00%, due 10/1/33	$ 25,000,000	$ 25,091,470
		45,120,259
Georgia 0.7% (0.5% of Managed Assets)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/55	3,200,000	3,265,813
Illinois 24.5% (17.3% of Managed Assets)
Chicago Board of Education, Unlimited General Obligation
Series A
7.00%, due 12/1/44	2,880,000	2,973,685
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.75%, due 4/1/34	8,000,000	8,402,744
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation (d)
Series A
7.00%, due 12/1/46	4,000,000	4,237,710
Series B
7.00%, due 12/1/42	3,500,000	3,725,375
Chicago O'Hare International Airport, General Airport, Revenue Bonds, Senior Lien
Series A, Insured: AGM
5.25%, due 1/1/45 (a)(b)	30,000,000	31,683,412
City of Chicago, Unlimited General Obligation
Series A
5.25%, due 1/1/27	3,000,000	3,064,699
Series A
5.50%, due 1/1/49	5,000,000	5,116,809
Series A
6.00%, due 1/1/38	7,180,000	7,475,906
Series E
5.50%, due 1/1/42	2,000,000	2,007,459
City of Chicago, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/32	7,120,000	7,197,298
	Principal Amount	Value
Illinois
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Series A
5.00%, due 6/15/57	$ 4,665,000	$ 4,700,739
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	10,000,000	4,055,321
Sales Tax Securitization Corp., Revenue Bonds
Series C, Insured: BAM
5.25%, due 1/1/48 (b)	11,000,000	11,426,207
State of Illinois, Unlimited General Obligation
5.50%, due 5/1/30	2,500,000	2,745,360
5.50%, due 5/1/39 (b)	8,380,000	9,111,647
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.50%, due 9/1/52	6,000,000	6,558,625
		114,482,996
Kentucky 1.3% (0.9% of Managed Assets)
Kentucky Development Corp. Industrial Building, Communications Network Authority, Revenue Bonds
5.00%, due 9/1/44 (b)	5,975,000	6,242,080
Massachusetts 3.3% (2.4% of Managed Assets)
Commonwealth of Massachusetts, Consolidated Loan, Unlimited General Obligation
Series C
5.00%, due 10/1/52	3,500,000	3,759,052
Commonwealth of Massachusetts Transportation Fund, Revenue Bonds
Series A
5.00%, due 6/1/53 (b)	3,535,000	3,798,102
Massachusetts School Building Authority, Senior Dedicated Sales Tax, Revenue Bonds
Series A
5.00%, due 8/15/45 (b)	7,500,000	7,983,084
		15,540,238
Michigan 2.8% (2.0% of Managed Assets)
Michigan Finance Authority, Bronson Health Care Group Obligated Group, Revenue Bonds
Series A
5.00%, due 5/15/54	5,000,000	5,057,394
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2023† (Unaudited) (continued)
	Principal Amount	Value
Michigan (continued)
State of Michigan, Trunk Line, Revenue Bonds
Series 2023
5.50%, due 11/15/44 (b)	$ 7,000,000	$ 8,009,624
		13,067,018
Nebraska 0.5% (0.4% of Managed Assets)
Omaha Public Power District, Electric System, Revenue Bonds
Series A
5.00%, due 2/1/47	2,300,000	2,485,088
Nevada 4.3% (3.1% of Managed Assets)
County of Clark, Regional Transportation Commission of Southern Nevada Motor Fuel Tax, Revenue Bonds
3.00%, due 7/1/42	4,090,000	3,332,100
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
5.00%, due 7/1/43	5,000,000	5,203,361
Las Vegas Valley Water District, Water, Revenue Bonds
Series A
5.00%, due 6/1/53 (b)	11,000,000	11,740,383
		20,275,844
New Hampshire 1.0% (0.7% of Managed Assets)
Manchester Housing and Redevelopment Authority, Inc., Revenue Bonds
Series B, Insured: BAM
(zero coupon), due 1/1/24	4,740,000	4,721,448
New Jersey 4.7% (3.4% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds
5.25%, due 9/15/29	5,000,000	5,002,702
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds
Series A
4.00%, due 11/1/39	3,400,000	3,406,247
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.25%, due 6/15/43	4,595,000	4,819,690
	Principal Amount	Value
New Jersey
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds (continued)
Series BB
4.00%, due 6/15/44	$ 1,000,000	$ 952,506
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/31	2,900,000	3,084,381
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/46	300,000	301,795
Series B
5.00%, due 6/1/46	4,660,000	4,672,977
		22,240,298
New York 20.7% (14.7% of Managed Assets)
Metropolitan Transportation Authority, Revenue Bonds
Series A-1
5.00%, due 11/15/45 (b)	22,695,000	22,805,317
Series C-1
5.25%, due 11/15/56	7,100,000	7,178,859
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series D-1
5.50%, due 11/1/45	7,000,000	7,889,948
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/41 (b)	9,450,000	10,338,242
Series E
4.00%, due 3/15/38	2,000,000	2,025,645
New York State Housing Finance Agency, Affordable Housing, Revenue Bonds
Series P
3.15%, due 11/1/54	2,375,000	1,644,661
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds
Series A, Insured: AGM
4.00%, due 7/1/36 (a)	15,000,000	14,978,859

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds
Series 231
5.50%, due 8/1/52 (a)(b)	$ 10,000,000	$ 10,698,265
Riverhead Industrial Development Agency, Riverhead Charter School Project, Revenue Bonds
Series A
7.00%, due 8/1/43	3,395,000	3,401,279
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A
5.00%, due 11/15/49 (b)	7,000,000	7,402,891
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Revenue Bonds
Series A
5.50%, due 5/15/63	5,000,000	5,527,815
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Revenue Bonds, Senior Lien
Series D-2
5.25%, due 5/15/47	2,700,000	2,985,404
		96,877,185
North Carolina 0.2% (0.1% of Managed Assets)
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health, Revenue Bonds
Series G
3.25%, due 1/15/48 (e)	800,000	800,000
Pennsylvania 7.9% (5.6% of Managed Assets)
Allentown Neighborhood Improvement Zone Development Authority, City Center Project, Revenue Bonds
5.00%, due 5/1/42 (d)	1,000,000	982,249
Pennsylvania Economic Development Financing Authority, Capital Region Parking System, Revenue Bonds, Junior Lien
Series B-1, Insured: County Guaranteed
6.00%, due 7/1/53	15,080,000	15,085,377
Pennsylvania Economic Development Financing Authority, PennDOT Major Bridges Package One Project (The), Revenue Bonds
Insured: AGM
5.75%, due 12/31/62 (a)(b)	12,465,000	13,598,737
	Principal Amount	Value
Pennsylvania
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program, Revenue Bonds
5.25%, due 6/1/43 (b)	$ 6,500,000	$ 7,170,426
		36,836,789
Puerto Rico 11.6% (8.2% of Managed Assets)
Children's Trust Fund, Asset-Backed, Revenue Bonds
5.50%, due 5/15/39	11,180,000	11,208,253
Commonwealth of Puerto Rico, Restructured, Unlimited General Obligation
Series A-1
4.00%, due 7/1/33	8,500,000	7,951,552
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/33 (d)	2,500,000	2,530,022
Puerto Rico Electric Power Authority, Revenue Bonds (f)
Series DDD, Insured: AGM
3.65%, due 7/1/24	2,830,000	2,806,232
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	1,130,000	1,130,195
Series PP, Insured: NATL-RE
5.00%, due 7/1/25	165,000	165,029
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	310,000	308,586
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	1,860,000	1,871,458
Series A, Insured: AGM
5.00%, due 8/1/30	1,685,000	1,695,380
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
4.55%, due 7/1/40	2,500,000	2,435,439
Series A-1
5.00%, due 7/1/58	22,940,000	22,299,511
		54,401,657
South Carolina 3.0% (2.1% of Managed Assets)
South Carolina Public Service Authority, Santee Cooper, Revenue Bonds
Series A, Insured: BAM
4.00%, due 12/1/52	5,000,000	4,574,537
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments November 30, 2023† (Unaudited) (continued)
	Principal Amount	Value
South Carolina (continued)
South Carolina Public Service Authority, Santee Cooper, Revenue Bonds (continued)
Series E, Insured: AGM
5.75%, due 12/1/52 (b)	$ 8,500,000	$ 9,323,919
		13,898,456
Texas 9.5% (6.7% of Managed Assets)
City of Georgetown, Utility System, Revenue Bonds
Insured: AGM
5.25%, due 8/15/52 (b)	7,500,000	7,996,859
City of Lubbock, Electric Light & Power System, Revenue Bonds
Insured: AGM-CR
4.00%, due 4/15/51	10,000,000	9,546,005
Denton Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/53	10,000,000	10,856,772
Harris County-Houston Sports Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGM, NATL-RE
(zero coupon), due 11/15/38	175,000	76,918
Harris County-Houston Sports Authority, Revenue Bonds, Junior Lien
Series H, Insured: NATL-RE
(zero coupon), due 11/15/28	50,000	40,350
Series H, Insured: NATL-RE
(zero coupon), due 11/15/38	260,000	110,986
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC, Revenue Bonds, Senior Lien
Series 2023
5.50%, due 12/31/58 (a)(b)	10,000,000	10,567,336
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
Series A
5.00%, due 10/15/45	5,000,000	5,090,241
		44,285,467
U.S. Virgin Islands 3.3% (2.4% of Managed Assets)
Matching Fund Special Purpose Securitization Corp., United States Virgin Islands Federal Excise Tax, Revenue Bonds
Series A
5.00%, due 10/1/30	1,570,000	1,578,003
Series A
5.00%, due 10/1/32	1,570,000	1,576,564
	Principal Amount	Value
U.S. Virgin Islands
Matching Fund Special Purpose Securitization Corp., United States Virgin Islands Federal Excise Tax, Revenue Bonds (continued)
Series A
5.00%, due 10/1/39	$ 4,710,000	$ 4,638,786
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A
5.00%, due 10/1/29 (d)	2,980,000	2,754,244
Series A
5.00%, due 10/1/32	2,825,000	2,523,951
Series A, Insured: AGM-CR
5.00%, due 10/1/32	2,500,000	2,501,360
		15,572,908
Utah 5.1% (3.6% of Managed Assets)
City of Salt Lake, International Airport, Revenue Bonds
Series A
5.00%, due 7/1/47 (a)(b)	23,590,000	23,887,373
Virginia 3.3% (2.3% of Managed Assets)
Hampton Roads Transportation Accountability Commission, Roads Transportation, Revenue Bonds, Senior Lien
Series A
5.25%, due 7/1/60 (b)	10,000,000	10,642,271
Tobacco Settlement Financing Corp., Asset-Backed, Revenue Bonds, Senior Lien
Series B-1
5.00%, due 6/1/47	5,000,000	4,610,568
		15,252,839
Washington 1.5% (1.1% of Managed Assets)
State of Washington, Various Purpose, Unlimited General Obligation
Series C
5.00%, due 2/1/46	6,500,000	7,028,012
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series N-1
4.00%, due 6/1/49	85,000	84,571
		7,112,583

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay DefinedTerm Municipal Opportunities Fund

	Principal Amount	Value
West Virginia 1.0% (0.7% of Managed Assets)
West Virginia Hospital Finance Authority, Vandalia Heath Group, Revenue Bonds
Series B, Insured: AGM
5.375%, due 9/1/53	$ 4,500,000	$ 4,739,117
Wisconsin 1.3% (0.9% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds
Series A
5.00%, due 6/1/36 (d)	500,000	456,895
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds
Series A
5.00%, due 10/1/39 (d)	5,750,000	5,693,813
		6,150,708
Total Investments (Cost $629,008,288)	137.7%	644,546,248
Floating Rate Note Obligations (g)	(40.7)	(190,510,000)
Other Assets, Less Liabilities	3.0	13,934,555
Net Assets Applicable to Common Shares	100.0%	$ 467,970,803

†	Percentages indicated are based on Fund net assets applicable to Common shares.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	All or portion of principal amount transferred to a Tender Option Bond (“TOB”) Issuer in exchange for TOB Residuals and cash.
(c)	Step coupon—Rate shown was the rate in effect as of November 30, 2023.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	Bond insurance is paying principal and interest, since the issuer is in default.
(g)	Face value of Floating Rate Notes issued in TOB transactions.
"Managed Assets" is defined as the Fund’s total assets minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $661,172,413 as of November 30, 2023.
Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
MTA—Metropolitan Transportation Authority
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
The following is a summary of the fair valuations according to the inputs used as of November 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds	$ —	$ 644,546,248	$ —	$ 644,546,248

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of November 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $629,008,288)	$644,546,248
Cash	7,131,536
Receivables:
Interest	9,861,962
Other assets	4,582
Total assets	661,544,328
Liabilities
Payable for Floating Rate Note Obligations	190,510,000
Payables:
Manager (See Note 3)	315,440
Custodian	15,764
Professional fees	15,466
Transfer agent	691
Trustees	641
Shareholder communication	204
Accrued expenses	23,709
Interest expense and fees payable	2,691,610
Total liabilities	193,573,525
Net assets applicable to Common shares	$467,970,803
Common shares outstanding	27,926,794
Net asset value per Common share (Net assets applicable to Common shares divided by Common shares outstanding)	$ 16.76
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 27,927
Additional paid-in-capital	531,781,794
531,809,721
Total distributable earnings (loss)	(63,838,918)
Net assets applicable to Common shares	$467,970,803
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Statement of Operations for the six months ended November 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$12,417,534
Expenses
Manager (See Note 3)	2,086,653
Interest expense and fees	5,046,854
Professional fees	78,636
Shareholder communication	20,804
Custodian	17,284
Transfer agent	10,878
Trustees	5,970
Miscellaneous	39,917
Total expenses	7,306,996
Net investment income (loss)	5,110,538
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(5,679,307)
Net change in unrealized appreciation (depreciation) on investments	5,594,383
Net realized and unrealized gain (loss)	(84,924)
Net increase (decrease) in net assets to Common shares resulting from operations	$ 5,025,614
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the six months ended November 30, 2023 (Unaudited) and the year ended May 31, 2023
	Six months ended November 30, 2023	Year ended May 31, 2023
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 5,110,538	$ 14,773,342
Net realized gain (loss)	(5,679,307)	(21,011,597)
Net change in unrealized appreciation (depreciation)	5,594,383	(2,124,659)
Net increase (decrease) in net assets applicable to Common shares resulting from operations	5,025,614	(8,362,914)
Distributions to Common shareholders	(11,306,742)	(27,458,424)
Capital share transactions (Common shares):
Net proceeds issued to shareholders resulting from reinvestment of dividends	311,212	951,370
Net increase (decrease) in net assets applicable to Common shares	(5,969,916)	(34,869,968)
Net Assets Applicable to Common Shares
Beginning of period	473,940,719	508,810,687
End of period	$467,970,803	$473,940,719
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Statement of Cash Flows
for the six months ended November 30, 2023 (Unaudited)
Cash Flows From (Used in) Operating Activities:
Net increase in net assets resulting from operations	$ 5,025,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(163,540,549)
Investments sold	235,249,997
Amortization (accretion) of discount and premium, net	4,295,627
Decrease in interest receivable	1,642,946
Decrease in other assets	22,681
Decrease in professional fees payable	(80,067)
Increase in custodian payable	5,656
Decrease in shareholder communication payable	(15,485)
Increase in due to Trustees	313
Decrease in due to manager	(72,155)
Decrease in due to transfer agent	(6,465)
Increase in accrued expenses	9,450
Decrease in interest expense and fees payable	(749,038)
Net realized loss from investments	5,679,307
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(5,594,383)
Net cash from operating activities	81,873,449
Cash Flows From (Used in) Financing Activities:
Net proceeds resulting from reinvestment of dividends	418,407
Proceeds from floating rate note obligations	87,985,000
Payments on floating rate note obligations	(159,585,000)
Cash distributions paid, net of change in Common share dividend payable	(11,306,742)
Net cash used in financing activities	(82,488,335)
Net decrease in cash	(614,886)
Cash at beginning of period	7,746,422
Cash at end of period	$ 7,131,536
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
	Six months ended November 30, 2023*	Year Ended May 31,
		2023	2022	2021	2020	2019
Net asset value at beginning of period applicable to Common shares	$ 16.98	$ 18.27	$ 21.26	$ 19.79	$ 20.41	$ 20.11
Net investment income (loss)	0.18	0.53	0.93	1.01	0.99	1.01
Net realized and unrealized gain (loss)	0.01	(0.83)	(2.90)	1.48	(0.59)	0.32
Total from investment operations	0.19	(0.30)	(1.97)	2.49	0.40	1.33
Dividends and distributions to Common shareholders	(0.41)	(0.99)	(1.02)	(1.02)	(1.02)	(1.03)
Net asset value at end of period applicable to Common shares	$ 16.76	$ 16.98	$ 18.27	$ 21.26	$ 19.79	$ 20.41
Market price at end of period applicable to Common shares	$ 15.77	$ 17.00	$ 18.80	$ 22.89	$ 20.94	$ 20.65
Total investment return on market price (a)	(4.88)%	(4.16)%	(13.62)%	14.79%	6.62%	12.05%
Total investment return on net asset value (a)	1.15%	(1.49)%	(9.68)%	12.82%	1.94%	6.80%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)	2.21%††	3.09%	4.56%	4.88%	4.44%	5.03%
Net expenses (including interest expense and fees)	3.16%††	2.89%	1.79%	1.64%	2.33%	2.47%
Interest expense and fees (b)	2.19%††	1.84%	0.76%	0.61%	1.31%	1.45%
Portfolio Turnover Rate	24%(c)	42%(c)	46%	20%	38%(c)	27%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 467,971	$ 473,941	$ 508,811	$ 590,652	$ 547,744	$ 563,098
Preferred shares outstanding at $100,000 liquidation preference, end of period (in 000’s) (d)(e)	$ —	$ —	$ —	$ —	$ 70,000	$ 70,000
Assets coverage per Preferred share, end of period (d)(e)	$ —	$ —	$ —	$ —	$ 882,491(f)	$ 904,426(f)
Average market value per Preferred share:
Series A (d)	$ —	$ —	$ —	$ —	$ 100,000	$ 100,000
Series B (e)	$ —	$ —	$ —	$ —	$ 99,999	$ 100,000

*	Unaudited.
††	Annualized.
(a)	Total investment return on market price is calculated assuming a purchase of a Common share at the market price on the first day and a sale on the last day business day of each month. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return on net asset value reflects the changes in net asset value during each period and assumes the reinvestment of dividends and distributions at net asset value on the last business day of each month. This percentage may be different from the total investment return on market price, due to differences between the market price and the net asset value. For periods less than one year, total investment return is not annualized.
(b)	Interest expense and fees relate to the costs of tender option bond transactions (See Note 2(G)) and the issuance of fixed rate municipal term preferred shares, where applicable, for the six months ended November 30, 2023 and for years ended May 31, 2023, 2022, 2021, 2020 and 2019, respectively.
(c)	The portfolio turnover rate includes variable rate demand notes.
(d)	Redeemed on June 15, 2020.
(e)	Redeemed on December 15, 2020.
(f)	Calculated by subtracting the Fund’s total liabilities (not including the Preferred shares) from the Fund’s total assets, and dividing the result by the number of Preferred shares outstanding.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay MacKay DefinedTerm Municipal Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on April 20, 2011, pursuant to an agreement and declaration of trust, which was most recently amended and restated on June 10, 2022 (“Declaration of Trust’’). The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a “diversified”, closed-end management investment company, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund first offered Common shares through an initial public offering on June 26, 2012.
Pursuant to the terms of the Declaration of Trust, the Fund will commence the process of liquidation and dissolution at the close of business on December 31, 2024 (the “Termination Date”) unless otherwise extended by a majority of the Board of Trustees (the “Board”) (as discussed in further detail below). During the six-month period preceding the Termination Date or Extended Termination Date (as defined below), the Board may, without shareholder approval unless such approval is required by the 1940 Act, determine to (i) merge or consolidate the Fund so long as the surviving or resulting entity is an open-end registered investment company that is managed by the same investment adviser which serves as the investment adviser to the Fund at that time or is an affiliate of such investment adviser; or (ii) convert the Fund from a closed-end fund into an open-end registered investment company. Upon liquidation and termination of the Fund, shareholders will receive an amount equal to the Fund’s net asset value (“NAV”) at that time, which may be greater or less than the price at which Common shares were issued. The Fund’s investment objectives and policies are not designed to return to investors who purchased Common shares in the initial offering of such shares their initial investment on the Termination Date and such initial investors may receive more or less than their original investment upon termination.
Prior to the commencement of the six-month period preceding the Termination Date, a majority of the Board may extend the Termination Date for a period of not more than two years or such shorter time as may be determined (the “Extended Termination Date”), upon a determination that taking such actions as described in (i) or (ii) above would not, given prevailing market conditions, be in the best interests of the Fund’s shareholders. The Termination Date may be extended one or more times by the Board prior to the first business day of the sixth month before the next occurring Extended Termination Date.
Pursuant to the June 10, 2022 amendment, if the Fund completes an Eligible Tender Offer (as defined below), a majority of the Board may, without shareholder approval unless such approval is required by the 1940 Act, eliminate the Termination Date and cause the Fund to have a perpetual existence as a closed-end fund. An “Eligible Tender Offer” is defined as a tender offer by the Fund to purchase 100% of the then outstanding Common shares of the Fund at a price equal to the NAV per Common share calculated in accordance with the Fund’s valuation procedures as of the date specified in the tender offer, with the expiration date of the tender offer being as of a date within twelve months preceding the Termination Date.
If the payment for properly tendered Common shares would result in the Fund’s net assets totaling less than $200 million (the “Termination Threshold”), the Eligible Tender Offer shall be canceled, no Common shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund would dissolve as set forth above. If an Eligible Tender Offer is conducted and the payment for properly tendered Common shares would result in the Fund’s net assets totaling greater than or equal to the Termination Threshold, all Common shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. The Fund may conduct an Eligible Tender Offer upon the affirmative vote of a majority of the Board - or by an instrument signed by a majority of the Board - without a vote of the shareholders.
The Fund's primary investment objective is to seek current income exempt from regular U.S. Federal income taxes (but which may be includable in taxable income for the purpose of the Federal alternative minimum tax). Total return is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund’s and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and

Notes to Financial Statements (Unaudited) (continued)
calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of November 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended November 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

22	MainStay MacKay DefinedTerm Municipal Opportunities Fund

conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 28.
(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased by the Fund, other than temporary cash investments that mature in 60 days or less at the time of purchase, are accreted and amortized, respectively, using the effective interest rate method.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E)  Expenses.  Expenses of the Fund are recorded on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Tender Option Bonds. The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may not invest more than 5% of its Managed

Notes to Financial Statements (Unaudited) (continued)
Assets (as defined in Note 3(A)) in any single TOB Issuer. The Fund may invest in both TOB Floaters and TOB Residuals issued by the same TOB Issuer.
Typically, a fund serves as the sponsor of the TOB issuer (“Fund-sponsored TOB”). Under this structure, a fund establishes, structures and “sponsors” the TOB Issuer in which it holds TOB Residuals. The Fund uses this or a similar structure for any TOB in which it invests. In connection with Fund-sponsored TOBs, the fund sponsoring the Fund-sponsored TOB (“Fund Sponsor”) may contract with a third-party to perform some or all of the Fund Sponsor’s duties as sponsor. Regardless of whether the Fund Sponsor delegates any of its sponsorship duties to a third party, the Fund Sponsor’s expanded role under the Fund-sponsored TOB structure may increase the Fund Sponsor’s operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund Sponsor itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund Sponsor may be required to undertake could include reporting and recordkeeping obligations under the Internal Revenue Code and federal securities laws and contractual obligations with other TOB service providers. The Fund may serve as a Fund Sponsor to a Fund-sponsored TOB. If the Fund serves as a Fund Sponsor, it would be subject to the obligations discussed above and the risks attendant to such obligations.
Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the Fund Sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short-term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.
For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.
The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).
To the extent that the remarketing agent and/or the liquidity provider is a banking entity, the TOB may face heightened liquidity risks due to restrictions applicable to banking entities under the Volcker Rule. The Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (a “Covered Fund”). TOB Issuers are often structured as a Covered Fund, and therefore, a banking entity that is a remarketing agent would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to

24	MainStay MacKay DefinedTerm Municipal Opportunities Fund

purchase the tendered TOB Floaters. The TOB Issuer, not the Fund Sponsor or the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund Sponsor and the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider. If a TOB Issuer in which the Fund invests experiences adverse events in connection with a failed remarketing of TOB Floaters or a liquidity shortfall, the Fund would experience a loss.
For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Portfolio of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates their fair value of the floating rate notes. Interest income from the Underlying Securities are recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees” in the Statement of Operations.
At November 30, 2023, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters were as follows:
Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$265,330,713	$190,510,000
During the six-month period ended November 30, 2023, the Fund's average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:
Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$242,502,049	2.08%
(H) Statement of Cash Flows. The cash amount shown in the Fund’s Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and restricted cash, if any, as of November 30, 2023.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full pre-petition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have

Notes to Financial Statements (Unaudited) (continued)
objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is un-confirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled. Bankruptcy plan confirmation hearings are currently scheduled to begin in March of 2024.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of November 30, 2023, 54.5% of the Puerto Rico municipal securities held by the Fund were insured. The Fund’s largest bond insurance provider, Assured Guaranty Municipal Corp., insured certain Puerto Rico municipal securities totaling 1.04% of the Fund’s total investments. Those securities, whose principal and interest are covered by bond insurance providers, are shown in the Portfolio of Investments.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.60% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
During the six-month period ended November 30, 2023, New York Life Investments earned fees from the Fund in the amount of $2,086,653 and paid the Subadvisor in the amount of $1,050,076.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. Computershare Trust Company, N.A. (“Computershare”), 150 Royall Street, Canton, Massachusetts, 02021, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Computershare.

26	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Note 4-Federal Income Tax
As of November 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$446,223,261	$11,603,230	$(2,520,932)	$9,082,298
As of May 31, 2023, for federal income tax purposes, capital loss carryforwards of $66,357,969, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$40,814	$25,544
During the year ended May 31, 2023 the tax character of distributions paid to Common shareholders (as reflected in the Statements of Changes in Net Assets) was as follows:
	2023
Distributions paid from:	Ordinary Income	Exempt Interest Dividends
Common shares	$573,641	$26,884,783
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Purchases and Sales of Securities (in 000’s)
During the six-month period ended November 30, 2023, purchases and sales of securities, other than short-term securities, were $163,541 and $235,250, respectively.
Note 7–Capital Share Transactions
Transactions in capital shares for the six-month period ended November 30, 2023 and the year ended May 31, 2023, were as follows:
Common Shares	Shares	Amount
Six-month period ended November 30, 2023:
Common shares issued to shareholders in reinvestment of distributions (a)	18,793	$311,212
Year ended May 31, 2023:
Common shares issued to shareholders in reinvestment of distributions (a)	54,730	$951,370

(a)	See page 28 for information on the Fund’s dividend reinvestment plan.
Note 8–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, rising interest rates, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of international sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended November 30, 2023, events and transactions subsequent to November 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:
On October 2, 2023, the Fund declared a dividend in the amount of $0.06 per Common share, payable on December 29, 2023, to shareholders of record on December 15, 2023.
On January 2, 2024, the Fund declared dividends to Common shareholders for the upcoming quarter as shown in the following schedule:
Month	Ex-Date	Record Date	Payable Date	Amount
January	1/12/2024	1/16/2024	1/31/2024	$0.06
February	2/15/2024	2/16/2024	2/29/2024	$0.06
March	3/14/2024	3/15/2024	3/28/2024	$0.06

Dividend Reinvestment Plan (Unaudited)
Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”) shareholders whose shares are registered in their own name may “opt-in” to the Plan and elect to reinvest all or a portion of their distributions in the Common shares by providing the required enrollment notice to Computershare Trust Company, N.A., the Plan Administrator (“Plan Administrator”). Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the Plan at any time by notifying the Plan Administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the Plan, or have elected to terminate their participation in the Plan, will be paid by check mailed directly to the record holder by or under the direction of the Plan Administrator when the Fund declares a distribution.
When the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan (i.e., those holders of Common shares who (“opt-in”) will receive the equivalent in Common shares. The Common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price per Common share plus estimated per share fees, which include any brokerage commissions the Plan Administrator is required to pay, is equal to or greater than the NAV per Common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common share on the payment date; provided that, if the NAV is less or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common share on the payment date. If, on the payment date for any Dividend, the NAV per Common share is greater than the closing market value plus estimated per share fees, the Plan Administrator will invest the Dividend amount in Common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common share exceeds the NAV per Common shares, the average per Common share purchase price paid by the Plan
Administrator may exceed the NAV of the Common shares, resulting in the acquisition of fewer Common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common share at the close of business on the Last Purchase Date provided that, if the NAV per Common share is less than or equal to 95% of the then current market price per Common share; the dollar amount of the Dividend will be divided by 95% of the market price per Common share on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no charges with respect to Common shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common shares or in cash. The Plan Administrator’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a per share fee incurred (currently $0.05) in connection with Open-Market Purchases. The reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold fee. All per share fees include any brokerage commission the Plan Administrator is required to pay.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., by telephone (855) 456-9683, through the internet at www.computershare.com/investor or in writing to P.O. Box 43078, Providence, RI 02940-3078.

28	MainStay MacKay DefinedTerm Municipal Opportunities Fund

Proxy Results
The Annual Meeting of Shareholders was held on September 28, 2023, to elect two Class II Trustees of the Fund by shareholders of record as on July 6, 2023. Listed below are the results of this voting.
Trustees	Votes For	Votes Against	Abstentions	Total Votes
Alan R. Latshaw	23,604,786	687,072	0	24,291,858
Karen Hammond	23,746,969	544,889	0	24,291,858
Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(855) 456-9683
newyorklifeinvestments.com/mmd
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.
5013532MS151-23	MSMHI10-01/24
(NYLIM) NL265

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form

N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: February 2, 2024

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: February 2, 2024